SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 2007

MOD-PAC CORP.

(Exact name of registrant as specified in its charter)

New York	0-50063	16-0957153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 Elmwood Avenue, Buffalo, New York		14207
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (716)873-0640

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 30, 2007, Larry N. Kessler was no longer employed as the Vice President - Operations of MOD-PAC Corp.  His duties will be absorbed by other members of MOD-PAC’s management.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOD-PAC CORP.

Dated:  September 5, 2007

By:

/s/ DANIEL G. KEANE

Daniel G. Keane

President and

Chief Executive Officer